Exhibit 99.1

DEVRY EDUCATION GROUP INC.
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION
(unaudited and amounts in thousands)

	Years Ended
	June 30, 2015	June 30, 2016
Revenue:
Medical and Healthcare	$700,806	$783,655
Professional Education	99,608	102,921
Technology and Business	159,231	196,097
U.S. Traditional Postsecondary	952,833	763,809
Intersegment Elimination and Other	(2,535)	(2,945)
Total Consolidated Revenue	$1,909,943	$1,843,537
Operating Income (Loss) from Continuing Operations:
Medical and Healthcare	$155,377	$178,484
Professional Education	22,036	28,043
Technology and Business	15,638	13,580
U.S. Traditional Postsecondary	(25,177)	(211,299)
Home Office and Other (1)	(10,964)	(20,951)
Total Consolidated Operating Income (Loss) from
Continuing Operations	$156,910	$(12,143)
Segment Assets:
Medical and Healthcare	$941,995	$827,951
Professional Education	116,959	91,741
Technology and Business	280,082	583,020
U.S. Traditional Postsecondary	623,093	326,058
Home Office and Other (1)	77,703	268,226
Total Consolidated Assets	$2,039,832	$2,096,996
Additions to Long-Lived Assets:
Medical and Healthcare	$53,704	$25,645
Professional Education	1,399	1,120
Technology and Business	138,075	206,955
U.S. Traditional Postsecondary	11,269	17,941
Home Office and Other	9,704	10,806
Total Consolidated Additions to Long-Lived Assets	$214,151	$262,467
Reconciliation to Consolidated Financial Statements
Capital Expenditures	$88,707	$69,396
Increase in Capital Assets from Acquisitions	10,921	13,778
Increase in Intangible Assets and Goodwill	114,523	179,293
Total Increase in Consolidated Long-Lived Assets	$214,151	$262,467
Depreciation Expense:
Medical and Healthcare	$21,943	$28,616
Professional Education	1,792	721
Technology and Business	4,372	5,189
U.S. Traditional Postsecondary	42,628	32,079
Home Office and Other	14,273	12,795
Total Consolidated Depreciation	$85,008	$79,400
Intangible Asset Amortization Expense:
Medical and Healthcare	$387	$-
Professional Education	912	563
Technology and Business	2,530	4,629
U.S. Traditional Postsecondary	260	255
Total Consolidated Amortization	$4,089	$5,447

(1)  Certain activity previously reported in the reporting segments has been reclassified to Home Office and Other to reflect current segment reporting.

DEVRY EDUCATION GROUP INC.
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION
(unaudited and amounts in thousands)

	Three Months Ended
	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Revenue:
Medical and Healthcare	$183,812	$196,590	$210,215	$193,038
Professional Education	25,420	22,314	23,683	31,504
Technology and Business	33,253	40,089	48,062	74,693
U.S. Traditional Postsecondary	199,638	197,996	193,008	173,167
Intersegment Elimination and Other	(710)	(786)	(747)	(702)
Total Consolidated Revenue	$441,413	$456,203	$474,221	$471,700
Operating Income (Loss):
Medical and Healthcare	$36,826	$46,644	$57,450	$37,564
Professional Education	5,691	4,042	5,905	12,405
Technology and Business	(3,669)	3,805	(1,583)	15,027
U.S. Traditional Postsecondary	(27,822)	(107,948)	2,942	(78,471)
Home Office and Other (1)	(2,779)	(2,920)	(3,867)	(11,385)
Total Consolidated Operating Income (Loss)	$8,247	$(56,377)	$60,847	$(24,860)
Segment Assets:
Medical and Healthcare	$996,110	$782,220	$830,493	$827,951
Professional Education	105,362	101,325	109,478	91,741
Technology and Business	231,665	436,007	504,640	583,020
U.S. Traditional Postsecondary	706,202	486,737	570,976	326,058
Home Office and Other (1)	67,270	86,251	81,472	268,226
Total Consolidated Assets	$2,106,609	$1,892,540	$2,097,059	$2,096,996
Additions to Long-Lived Assets:
Medical and Healthcare	$8,162	$5,611	$2,798	$9,074
Professional Education	595	-	220	305
Technology and Business	5,066	183,499	5,557	12,833
U.S. Traditional Postsecondary	5,689	5,548	2,945	3,759
Home Office and Other	3,241	4,346	2,080	1,139
Total Consolidated Additions to Long-Lived Assets	$22,753	$199,004	$13,600	$27,110
Reconciliation to Consolidated Financial Statements
Capital Expenditures	$22,753	$18,295	$9,956	$18,392
Increase in Capital Assets from Acquisitions	-	13,487	-	291
Increase in Intangible Assets and Goodwill	-	167,222	3,644	8,427
Total Increase in Consolidated Long-Lived Assets	$22,753	$199,004	$13,600	$27,110
Depreciation Expense:
Medical and Healthcare	$6,790	$6,741	$7,526	$7,559
Professional Education	277	206	66	172
Technology and Business	1,157	1,106	1,272	1,654
U.S. Traditional Postsecondary	8,453	8,461	7,805	7,360
Home Office and Other	3,000	3,179	3,310	3,306
Total Consolidated Depreciation	$19,677	$19,693	$19,979	$20,051
Intangible Asset Amortization Expense:
Professional Education	$151	$150	$147	$115
Technology and Business	961	1,163	1,200	1,305
U.S. Traditional Postsecondary	60	65	65	65
Total Consolidated Amortization	$1,172	$1,378	$1,412	$1,485

(1)  Certain activity previously reported in the reporting segments has been reclassified to Home Office and Other to reflect current segment reporting

DEVRY EDUCATION GROUP INC.
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION
(unaudited and amounts in thousands)

	Three Months Ended
	September 30, 2016	December 31, 2016
Revenue:
Medical and Healthcare	$199,769	$201,409
Professional Education	34,730	27,366
Technology and Business	58,240	73,387
U.S. Traditional Postsecondary	157,875	154,840
Intersegment Elimination and Other	(722)	(652)
Total Consolidated Revenue	$449,892	$456,350
Operating Income (Loss):
Medical and Healthcare	$43,863	$52,153
Professional Education	6,057	134
Technology and Business	(1,976)	13,482
U.S. Traditional Postsecondary	(10,006)	(5,681)
Home Office and Other	(4,831)	(55,242)
Total Consolidated Operating Income	$33,107	$4,846
Segment Assets:
Medical and Healthcare	$894,136	$874,839
Professional Education	458,974	456,824
Technology and Business	574,860	581,355
U.S. Traditional Postsecondary	311,952	270,677
Home Office and Other (1)	84,434	117,738
Total Consolidated Assets	$2,324,356	$2,301,433
Additions to Long-Lived Assets:
Medical and Healthcare	$3,303	$3,541
Professional Education	363,710	-
Technology and Business	4,785	2,828
U.S. Traditional Postsecondary	1,997	1,404
Home Office and Other	1,227	1,315
Total Consolidated Additions to Long-Lived Assets	$375,022	$9,088
Reconciliation to Consolidated Financial Statements
Capital Expenditures	$11,318	$9,088
Increase in Capital Assets from Acquisitions	4,913	-
Increase in Intangible Assets and Goodwill	358,791	-
Total Increase in Consolidated Long-Lived Assets	$375,022	$9,088
Depreciation Expense:
Medical and Healthcare	$6,478	$6,720
Professional Education	167	180
Technology and Business	1,941	2,169
U.S. Traditional Postsecondary	5,954	5,962
Home Office and Other	2,936	3,060
Total Consolidated Depreciation	$17,476	$18,091
Intangible Asset Amortization Expense:
Professional Education	$1,902	$1,884
Technology and Business	1,361	548
U.S. Traditional Postsecondary	-	-
Total Consolidated Amortization	$3,263	$2,432

(1)  Certain activity previously reported in the reporting segments has been reclassified to Home Office and Other to reflect current segment reporting.